Exhibit 10.37

Beneficient

Subscription Agreement

Thank you for considering an investment in Beneficient, a Nevada corporation. Here are the next steps:

■	Review the Form 10-K, the Form 10-Qs and our subsequent filings with the SEC
■	Provide the information requested herein
■	Provide the ownership identification information and documentation requested in Annex A
■	Sign where requested

CONTENTS OF THIS DOCUMENT

SECTION 1	Beneficient Preferred Stock Offering

SECTION 2	Annex A - Investor Information

SECTION 3	Exhibit A - Subscription Terms

SECTION 4	Broker-Dealer & Representative Signatures and Certifications

Beneficient Preferred Stock Offering

Effective concurrently with the effectiveness of this Subscription Agreement (defined below), Quartus Al Fund II, LP (the “Investor,” the “Fund,” “you” or “your”) and The EP-00129 Custody Trust (the “Custody Trust”) entered into that certain subscription agreement of the Fund (the “Fund Subscription Agreement”), pursuant to which the Custody Trust is subscribing for interests in the Fund (the “Interests”) and making a capital commitment equal to $7,444,545 (the “Custody Trust Commitment”). Pursuant to that certain letter agreement, effective concurrently with the effectiveness of this Subscription Agreement, by and between the Fund and the Custody Trust (the “Side Letter”), the parties thereto agreed that the Custody Trust Commitment will be funded within three (3) business days following the effective date of the Side Letter and will be funded in full by the issuance of certain preferred stock of Beneficient, a Nevada corporation (“Beneficient” or the “Company”) as described herein. The transactions contemplated in connection with the effectiveness of this Subscription Agreement, the Fund Subscription Agreement, and the Side Letter (the “GP Primary Commitment Transaction”) are effected through the use of Beneficient’s ExAlt Plan transaction structure.

In connection with, and to effect, the transactions contemplated by the Fund Subscription Agreement and the Side Letter and to allow the Custody Trust to fund the Custody Trust Commitment, we are pleased to present you with this offering summary for the private offering (the “Offering”) of Series B Resettable Convertible Preferred Stock (“Preferred Stock”), par value $0.001 per share (each, a “Preferred Share”) of the Company, which shall be convertible into shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”) in accordance with the terms below. This offering summary, together with Annex A hereto and the Subscription Terms attached as Exhibit A (collectively, this “Subscription Agreement”, and together with the Form 10-K (as defined below), Form 10-Qs (as defined below), and Form 8-Ks, the “Investment Documents”), sets forth the terms and conditions of the Offering of Preferred Stock. Terms used but not otherwise defined in this Subscription Agreement have the meanings given such terms in the Form 10-K.

“Form 10-K” means the Company’s annual report on Form 10-K, including the exhibits and schedules attached thereto, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2026.

“Form 10-Qs” means any quarterly reports on Form 10-Q, including the exhibits and schedules attached thereto, the Company filed with the SEC after June 30, 2026 and prior the Closing, if any.

“Form 8-Ks” means the Company’s current reports on Form 8-K, including the exhibits and schedules attached thereto, filed with the SEC from time to time.

General Terms for Preferred Stock

Offering Overview

The Company is offering to sell and issue to you an amount equaling the Custody Trust Commitment of its Preferred Stock (the “Offered Preferred Stock”), subject to the Maximum Issuance (as defined below), at a stated price per share of $10.00 (the “Stated Value”) in order to fulfill the Custody Trust Commitment pursuant to the terms of the Fund Subscription Agreement and the Side Letter. The Preferred Stock shall have the following material terms and may be issued in multiple subseries:

Liquidation Preference	In the event of any liquidation or sale of the Company, the holders of Preferred Stock shall be entitled receive, pro rata with the holders of the Common Stock, and any other shares of preferred stock of the Company identified as “Designated Preferred Stock,” a per share amount equal to such amount per share as would have been payable had all shares of Preferred Stock been voluntarily converted to Class A Common Stock (without giving effect to the limitations set forth in the “Concentration Restriction” and “Maximum Issuance” sections below) immediately prior to such liquidation or dissolution of the Corporation. The Preferred Stock shall be a series of Designated Preferred Stock.

Ranking	Each subseries of Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, rank: (a) pari passu to the Company’s common stock; (b) junior with respect to the Company’s Series A Convertible Preferred Stock; (c) senior, pari passu or junior with respect to any other series of preferred stock, as set forth in the Certificate of Designation with respect to such preferred stock; and (d) junior to all existing and future indebtedness of the Company.

Voluntary Conversion	Each share of Preferred Stock shall be convertible at the option of the holder thereof into a number of shares of Class A Common Stock based on the Conversion Rate then in effect.

Mandatory Conversion	Each share of Preferred Stock will automatically convert into shares of Class A Common Stock at the then-applicable Conversion Rate on the last day of the month in which the fifth anniversary of the Closing Date (defined below) occurs (the “Mandatory Conversion Date”) so long as: (i) either the Company is current in its public reporting requirements or the Resale Registration Statement (defined below) has become effective and is in full force and effect at the time of such mandatory conversion, provided that if the conditions of this clause (i) are not met on the Mandatory Conversion Date, each share of Preferred Stock shall automatically convert into shares of Class A Common Stock on the date where resales pursuant to Rule 144 under the Securities Act (defined below) are available or the Resale Registration Statement has become effective, (ii) the issuance of the Class A Common Stock upon conversion does not exceed the 20% maximum issuance referenced under “Maximum Issuance” and (iii) to the extent a conversion would cause a holder to exceed the Maximum Percentage, the conversion of the portion of such conversion that would exceed the Maximum Percentage shall be delayed until the first business day the conversion of such portion would not exceed the Maximum Percentage.

Conversion Price	The initial conversion price shall be set based on the five day trailing weighted average prices of the Class A Common Stock as of the effective date of this Subscription Agreement (as reset pursuant to the mechanics set out below, the “Conversion Price”). The Conversion Price shall be subject to potential reset as provided in the following paragraph as of the last day of the first full month following the Closing Date and then as of the last day of each month thereafter (each, a “Reset Date”). For the avoidance of doubt, if the Preferred Stock could not be automatically converted into shares of Class A Common Stock on the Mandatory Conversion Date due to the conditions set forth under “Mandatory Conversion”, then, to the extent any such share of Preferred Stock has not otherwise automatically converted into shares of Class A Common Stock, the Conversion Price for such shares shall be subject to additional potential resets as of the last day of each month following the Mandatory Conversion Date until all such shares have been converted.

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On the relevant Reset Date, if the five-day trailing VWAP of the Class A Common Stock as of the Reset Date (the “Prevailing Market Price”) is less than the initial Conversion Price, the Conversion Price shall be adjusted on such Reset Date (taking into account any adjustments to the Conversion Price which may have occurred prior to the relevant Reset Date) to the Prevailing Market Price, provided that in no event shall the reset Conversion Price be lower than 50% of the initial Conversion Price, subject to customary adjustments. If the Prevailing Market Price is equal to or greater than the initial Conversion Price, the Conversion Price shall be adjusted on such Reset Date (taking into account any adjustments to the Conversion Price which may have occurred prior to the relevant Reset Date) to the initial Conversion Price. For the avoidance of doubt, in no event will the Conversion Price (taking into account any adjustments to the Conversion Price which may have occurred prior to the relevant Reset Date) exceed the initial Conversion Price.

Conversion Rate	The conversion rate shall be the Stated Value plus all declared and unpaid dividends divided by the Conversion Price in effect on such date (the “Conversion Rate”), subject to adjustment as described in “Conversion Price” and “Anti-Dilution Adjustments.”

Concentration Restriction	The Company shall not effect the conversion of any of shares of Preferred Stock held by Investor, and Investor shall not have the right to convert any shares of Preferred Stock held by the Investor, to the extent that after giving effect to such conversion, the Investor (together with any other attribution parties) would collectively beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Class A Common Stock outstanding immediately after giving effect to such conversion. The Investor may agree under certain circumstances to increase the Maximum Percentage to 9.99% of the shares of Class A Common Stock outstanding immediately after giving effect to such conversion. For the avoidance of doubt, (i) the Company may effect partial conversions of the Preferred Stock up to the Maximum Percentage and (ii) the Investor may waive any restriction related to the Maximum Percentage or otherwise set forth in this “Concentration Restriction” provision at any time, in her, his or its sole discretion.

Maximum Issuance	Absent shareholder approval as may be required under Nasdaq (defined below) and/or SEC regulations, at no time will the number of shares of Class A Common Stock issuable upon conversion of the Preferred Stock exceed 20% of Beneficient’s outstanding shares of Class A Common Stock and Class B Common Stock on a combined basis, measured as of the date of the initial issuance of shares of Preferred Stock (the “Maximum Issuance”).

Anti-dilution Adjustments	The Conversion Rate will be adjusted to reflect any stock split, stock dividend, stock combination or other similar recapitalization of the Class A Common Stock or Preferred Stock.

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Voting Rights	Holders of the Preferred Stock shall not be entitled to voting rights until the Preferred Stock is converted into Class A Common Stock provided however that the prior written consent of a majority of the outstanding shares of Preferred Stock shall be required in connection with any action by the Company to (a) amend or repeal any provision of, or add any provision to, its Certificate of Incorporation or Bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Preferred Stock or (b) whether or not prohibited by the terms of the Preferred Stock, circumvent a right of the Preferred Stock under the Preferred Stock Certificate of Designation, provided that the issuance of additional series or subseries preferred stock of the Company shall not be construed as a circumvention of the rights of the Preferred Stock under this clause (b).

Dividend Rights	Dividends will be paid on the Preferred Stock on an as-converted basis when, as, and if paid on the Class A Common Stock.

Registration Rights	The Company shall take commercially reasonable efforts following the Closing to promptly, within 180 calendar days, file a registration statement on Form S-1 under the Securities Act (or other appropriate Form) registering the resale of the shares of Class A Common Stock underlying the Preferred Stock (the “Resale Registration Statement”) issued hereunder and use commercially reasonable efforts to cause the Resale Registration Statement to become effective.

The Offered Preferred Stock is being offered solely pursuant to a private placement under Rule 506(c) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) to “accredited investors,” as such term is defined in Rule 501 of Regulation D under the Securities Act. “VWAP” means the volume-weighted average sale price of a Share on The Nasdaq Capital Market (“Nasdaq”) (or other national securities exchange on which shares of Class A Common Stock are then listed) for an enumerated period of days as reported by, or based upon data reported by, Bloomberg Financial Markets or an equivalent, reliable reporting service as determined by the Company.

Investor Suitability Requirements

The Offering of Preferred Stock is strictly limited to persons who meet certain minimum financial and other requirements. The purchase of Preferred Stock is suitable only for investors who have no need for liquidity in their investments and who have adequate means of providing for their current needs and contingencies even if the investment in the Preferred Stock results in a total loss. The Preferred Stock will be sold only to prospective Investors that qualify as “accredited investors” under Regulation D promulgated under the Securities Act and as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Prospective investors will be required to represent in writing that they meet the requirements of an “accredited investor”, which represent minimum suitability requirements for prospective investors. Satisfaction of such requirements by a prospective investor does not mean that the Preferred Stock is a suitable investment for such person.

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We may make or cause to be made such further inquiry and obtain such additional information as we deem appropriate with regard to the suitability of prospective investors. We may reject subscriptions in whole or in part if, in our discretion, we deem such action to be in our best interests. If any information furnished or representations made by a prospective investor or others acting on its behalf mislead us as to the suitability or other circumstances of such prospective investor, or if, because of any error or misunderstanding as to such circumstances, a copy of this Subscription Agreement or any other Investment Document is delivered to any such prospective investor, the delivery of such Investment Documents to such prospective investor shall not be deemed to be an offer and such Investment Documents must be promptly returned or destroyed.

ERISA/Benefit Plan Investors

Prospective investors subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or otherwise described in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), should consult their advisors as to the effect of ERISA and the Code on an investment in the Company. The Company intends to manage and conduct the operations of the Company such that the underlying assets of the Company are not deemed to constitute “plan assets” for purpose of ERISA or Section 4975 of the Code.

Prospective Investors will be required to make certain representations regarding compliance with ERISA and Section 4975 of the Code.

The following is a brief summary of certain considerations associated with the purchase and holding of Preferred Stock by employee benefit plans that are subject to ERISA, plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of any of the foregoing by reason of the investment by any of the foregoing in any such entity, as determined pursuant to the U.S. Department of Labor’s regulations promulgated under 29 C.F.R Section 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”), and plans subject to federal, state, local, non-U.S. or other laws, rules or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”) (each, a “Plan”). This summary describes certain of these issues under ERISA and the Code as currently in effect and the existing administrative and judicial interpretations thereunder. No assurance can be given that administrative, judicial or legislative changes will not occur that may make the statements contained herein incorrect or incomplete. Moreover, no attempt is made in this summary to describe issues that may arise under any laws that are not preempted by ERISA or the Code, or the laws of any country other than the United States.

General Fiduciary Obligations

ERISA and the Code impose certain duties on persons who are “fiduciaries” of a Plan subject to Title I of ERISA or Section 4975 of the Code. Under ERISA and the Code, any person or entity that exercises any discretionary authority or control over the administration of a Plan or the management or disposition of the assets of a Plan, or who renders investment advice for a fee or other compensation to a Plan, is generally considered to be a fiduciary of such Plan. An investment in securities by a Plan must be made in accordance with the general obligation of fiduciaries under ERISA to discharge their duties (i) for the exclusive purpose of providing benefits to participants and their beneficiaries; (ii) with the same standard of care that would be exercised by a prudent person familiar with such matters acting under similar circumstances; (iii) in such a manner as to diversify the investments of the Plan, unless it is clearly prudent not to do so; and (iv) in accordance with the documents establishing the Plan. Plan fiduciaries should consider the Plan’s particular circumstances and all of the facts and circumstances of an investment in the Company, including, but not limited to, the matters discussed in the Investment Presentation, in determining whether an investment in the Preferred Stock satisfies these requirements. Plan fiduciaries considering an investment in the Preferred Stock should accordingly consult their own legal advisors if they have any concern as to whether the investment would be inconsistent with any of these criteria. Plan fiduciaries should be aware that none of the Company or its affiliates have undertaken or are undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the offering, purchase, holding or disposition of the Preferred Stock by a Plan and that they may have financial interests associated with the purchase and holding of the Preferred Stock.

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Prohibited Transactions

Plan fiduciaries making the investment decision for any Plan should also consider the application of the prohibited transactions provisions of ERISA and the Code in making their investment decision. Section 406 of ERISA and Section 4975 of the Code prohibit Plans from engaging in specified transactions involving “plan assets” with persons or entities who are “parties in interest” (within the meaning of ERISA) or “disqualified persons” (within the meaning of Section 4975 of the Code) with respect to such Plans, unless an exemption is available. Such transactions are referred to as “prohibited transactions” and include, without limitation, (1) a direct or indirect extension of credit to a party in interest or to a disqualified person, (2) the sale or exchange of any property between a Plan and a party in interest or disqualified person, or (3) the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. A party in interest or disqualified person who engages in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Plan that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

The particular facts concerning the sponsorship, operations, and other investments of a Plan may cause a wide range of persons to be treated as parties in interest or disqualified persons with respect to it. Thus, the acquisition and/or holding of the Preferred Stock by a Plan with respect to which the Company or its affiliate, an underwriter, or an affiliate is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class, or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions, or “PTCEs,” that may apply to the acquisition and holding of the Preferred Stock. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers. In addition to the class exemptions above, there is also a statutory exemption that may be available under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code for prohibited transactions between a Plan and a person or entity that is a party in interest to such Plan solely by reason of providing services to the Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the Plan involved in such transaction), provided, that there is adequate consideration for the transaction. There can be no assurance that any or all of the conditions of any such exemptions will be satisfied.

Any Plan fiduciary considering an investment in the Preferred Stock by a Plan should examine the individual circumstances of that Plan to determine that the investment will not be a prohibited transaction. Plan fiduciaries considering an investment in the Preferred Stock should consult their own legal advisors if they have any concern as to whether the investment would be a prohibited transaction or whether a prohibited transaction exemption would apply. The Preferred Stock should not be purchased or held by any Plan, unless such purchase and holding will not constitute a non-exempt prohibited transaction or breach of fiduciary duty under ERISA or Section 4975 of the Code.

Ben | askben@beneficient.com | 888-877-8786 | www.TrustBen.com

Plan Assets

Under the Plan Assets Regulation, when a Plan makes an investment in an equity interest of an entity that is neither a “publicly offered security” nor a security issued by an investment company registered under the Investment Company Act of 1940, as amended (the “Company Act”), the underlying assets of the entity in which the investment is made could be treated as assets of the investing plan (referred to in ERISA as “plan assets”), unless an exception applies. Entities that are deemed to be “operating companies” or that do not issue 25% or more of any class of their equity interests to Plans (calculated in accordance with the Plan Assets Regulation), are exempt from being designated as holding “plan assets.” Classification of the Company’s assets as plan assets could adversely affect the Plan and the Company. Notwithstanding the foregoing, as a business that is primarily engaged, directly or through majority owned subsidiaries, in the production or sale of a product or service other than the investment of capital, the Company believes that it would be characterized as an “operating company” for purposes of the Plan Assets Regulation, and that it would therefore not be deemed to be holding “plan assets” for purposes of ERISA or Section 4975 of the Code.

Plans Subject to Similar Laws

As a general rule, governmental plans, as defined in Section 3(32) of ERISA, church plans, as defined in Section 3(33) of ERISA, that have not made an election to be subject to ERISA, and non-U.S. plans are not subject to the requirements of ERISA or Section 4975 of the Code. Accordingly, assets of such plans may be invested without regard to the fiduciary and prohibited transaction considerations described above. However, such plans may be subject to Similar Laws that are similar to such provisions of ERISA or the Code. A fiduciary of such a plan should make its own determination as to the requirements, if any, under any Similar Law applicable to the purchase and/or holding of the Preferred Stock. The Preferred Stock should not be purchased or held by any person or entity investing the assets of any plan subject to Similar Law unless such purchase and holding will not constitute a violation under any applicable Similar Laws.

Reporting of Fair Market Value

Under Code Section 408(i), IRA custodians must report the fair market value of investments to IRA holders by January 31 of each year. The Internal Revenue Service has not yet promulgated regulations defining appropriate methods for the determination of fair market value for this purpose. In addition, the assets of a Plan subject to ERISA must be valued at their “current value” as of the close of the Plan’s fiscal year in order to comply with certain reporting obligations under ERISA and the Code. For purposes of such requirements, “current value” means fair market value where available. Otherwise, current value means the fair value as determined in good faith under the terms of the Plan by a trustee or other named fiduciary, assuming an orderly liquidation at the time of the determination. The Company does not have an obligation under ERISA or the Code with respect to such reports or valuation although management, to the extent such information is available and in their possession, will use commercially reasonable efforts to assist fiduciaries with their valuation reports, upon reasonable request and at their expense. There can be no assurance, however, that any value so established (i) could or will actually be realized by the Plan upon sale of the Preferred Stock or upon liquidation of the Company, or (ii) will comply with ERISA or Code requirements.

Representations

By its purchase and holding of the Preferred Stock, each investor will be deemed to have represented and warranted either that (i) it is not a Plan or using the assets of a Plan, or (ii) its purchase and holding of the Preferred Stock will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, non-U.S. or church plan, any violation of Similar Law).

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The foregoing discussion is general in nature and is not intended to be comprehensive. Due to the complexity of these rules and the substantial penalties and sanctions that can be imposed upon persons involved in a breach of such rules, any fiduciary of a Plan considering the purchase and holding of the Preferred Stock should consult with own legal and financial advisors as to the propriety of an investment in the Preferred Stock. Neither the Company nor any of its affiliates make any representations whether the acquisition and holding of the Preferred Stock would be a suitable or appropriate investment or whether such an investment meets all relevant legal requirements with respect to investments by a Plan.

Estimated Use of Proceeds; Compensation to AltAccess Securities Company, L.P.

We will receive no cash proceeds from the sale of the Offered Preferred Stock pursuant to this Offering. We reserve the right, in our sole discretion, to issue additional Preferred Stock, which may be in subseries.

We estimate that offering expenses payable by us, assuming the maximum commissions are payable, no sales are made through any selling group member, and the Company sells $5,000,000,000 of Preferred Stock, will be up to approximately $145,000,000 (2.90% of the aggregate principal amount of the Preferred Stock) as a managing dealer fee (the “MBD Fee”) paid to an affiliated entity, AltAccess Securities Company, L.P. (“AltAccess Securities”) acting as managing dealer and placement agent for the Offering.

If the above sale is made through selling group members, offering expenses shall also include a maximum of $150,000,000 reflecting commissions and allowances paid to such selling group members (3% of the aggregate principal amount of Preferred Stock). Unless otherwise permitted by the Company, AltAccess Securities shall not share in any commissions and allowances paid to any selling group members. To the Company’s knowledge, no selling group member is entitled to a commission or allowance in connection with this sale. The Company in its sole discretion may also pay reasonable expenses up to 0.3% ($15,000,000) of the aggregate principal amount of the Preferred Stock incurred by the Placement Agent in connection with the Offering such as travel, entertainment, venue costs, training and other “roadshow” expenses and based upon back-up evidence satisfactory to the Company.

We intend to pay the MBD Fee to AltAccess Securities as follows: in our sole discretion, up to a maximum of seventy-eight percent (78%), with a minimum of (12%), of the MBD Fee is payable in cash (the “Cash MBD Fee”) and will be paid following the Closing Date as follows, (i) up to 50% of the Cash MBD Fee shall be paid no later than the end of the first full month following the Closing (the “Initial Cash Payment”) and (ii) the remainder of the Cash MBD Fee shall be paid in either one or multiple installments based upon the cash BFF (as defined below) or its affiliates receive as repayment of the ExAlt Loan made in connection the GP Primary Commitment Transaction or transaction fees earned in connection therewith, with such installment(s) to be paid at the end of the first full month following BFF’s, or its affiliate’s, receipt of such cash, until the Cash MBD Fee has been paid in full; provided that AltAccess Securities personnel who are employees of the Company or its affiliates shall forfeit the right to any future Cash MBD Fee payments after such person is no longer employed by the Company or its affiliates. The remaining amount of the MBD Fee (ranging between 22% – 88% after considering the Cash MBD Fee portion) is payable in shares of Class A Common Stock (the “Class A Common Stock Fee”), with the right to receive such shares of Class A Common Stock vesting as follows: (x) 25% of the Class A Common Stock Fee will vest on the tenth business day of the month immediately following the quarter in which the Closing occurred and (y) the remaining 75% of the Class A Common Stock Fee will vest in three equal installments, with each successive installment vesting on the last day of the first full quarter following the prior vesting date; provided that AltAccess Securities personnel who are also employees of the Company or its affiliates shall not be entitled to, and shall forfeit the right to, any unvested shares of Class A Common Stock designated to them if such person is no longer employed by the Company or its affiliates on the applicable vesting date and therefore in such case(s) AltAccess Securities agrees that such unvested shares of Class A Common Stock (which otherwise would have been paid to AltAccess Securities and correspondingly designated to such AltAccess Securities personnel, as described herein) shall not be paid to AltAccess Securities in furtherance of the foregoing. The number of shares of Class A Common Stock issuable to AltAccess Securities in connection with the Class A Common Stock Fee will be calculated based on the five-day VWAP of the Class A Common Stock as of the effective date of this Subscription Agreement.

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See also “Representations, Warranties and Agreements of the Investor” on Exhibit A, including without limitation, Section 2.15, for important disclosures, including about AltAccess Securities and its registered persons. Employees of the Company or its affiliates who were previously registered with Emerson Equity LLC are now registered with AltAccess Securities.

Registration Rights

We will use our commercially reasonable efforts to, within one hundred and eighty (180) calendar days after the Closing (the “Filing Date”), file with the SEC (at the Company’s sole cost and expense) a registration statement (the “Resale Registration Statement”) registering the resale of the Class A Common Stock underlying the Offered Preferred Stock (“Registrable Securities”), and we will use our commercially reasonable efforts to have the Resale Registration Statement declared effective, provided, however, that the Company’s obligations to include the Registrable Securities for resale in the Resale Registration Statement are contingent upon the Investor furnishing in writing to the Company such information regarding the Investor, the securities of the Company held by the Investor, including the Registrable Securities held by the Investor, and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Investor shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Resale Registration Statement during any customary blackout or similar period or as permitted hereunder. In no event will the Investor be identified as a statutory underwriter in the Resale Registration Statement unless requested by the SEC. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Resale Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Resale Registration Statement will register for resale the maximum number of Registrable Securities as is permitted by the SEC. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Resale Registration Statement will be reduced pro rata among all such selling stockholders. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Resale Registration Statement until the earlier of (i) the date on which all of the Registrable Securities cease to be Registrable Securities or (ii) such shorter period upon which the Investor has notified the Company that the Investor’s Registrable Securities included in such Resale Registration Statement have actually been sold. The Company will file all reports, and provide all customary and reasonable cooperation, necessary to enable the Investor to resell the Registrable Securities pursuant to the Resale Registration Statement or Rule 144, as applicable, qualify the Registrable Securities for listing on the applicable stock exchange, update or amend the Resale Registration Statement as necessary to include Registrable Securities and provide customary notice to holders of the Registrable Securities.

Settlement

The Offered Preferred Stock will be issued in book-entry form. As soon as practicable after the Closing Date, we will deliver to the Investor (or its nominee in accordance with the delivery instructions) or to a custodian designated by the Investor, as applicable, a copy of the records of the Company’s applicable transfer agent (the “Transfer Agent”) showing the Investor as owner of the Offered Preferred Stock on and as of the Closing Date.

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Transfers

The Offered Preferred Stock and the Class A Common Stock underlying such Offered Preferred Stock (the “Transaction Securities”) are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and the Transaction Securities have not been registered under the Securities Act. Accordingly, the Transaction Securities may not be offered, resold, transferred, pledged or otherwise disposed of absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur in an “offshore transaction” within the meaning of Regulation S promulgated under the Securities Act (“Regulation S”), (iii) pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), provided, that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i), (iii) and (iv) in accordance with any applicable securities laws of the states and other jurisdictions of the United States.

Any certificates or book-entry records representing the Offered Preferred Stock will contain a restrictive legend to such effect in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY (THE “SECURITIES”) AND THE SECURITIES ISSUABLE IN RESPECT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR, THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (AS DEFINED UNDER REGULATION S UNDER THE SECURITIES ACT) EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.”

The Transaction Securities will be subject to transfer restrictions and, as a result of these transfer restrictions, you may not be able to readily offer, resell, pledge, transfer or otherwise dispose of the Transaction Securities and may be required to bear the financial risk of an investment in the Transaction Securities for an indefinite period of time. The Transaction Securities will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 until at least six months from the Closing. We advise you to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Preferred Stock.

Withdrawal

We may withdraw the Offering at any time prior to the Closing in our sole discretion.

ExAlt Plan

Each of the Company, BFF, the Custody Trust, and Investor agree that the GP Primary Commitment Transaction is effected through an ExAlt Plan transaction structure whereby the Custody Trust subscribes for the Interests in the Fund, the Investor subscribes for the Preferred Stock in the Company, and the Company ultimately receives the proceeds of BFF’s ExAlt Loan made to the Custody Trust in connection with the GP Primary Commitment Transaction as consideration for the issuance of the Preferred Stock to the Investor.

Required Information

To be eligible to invest in the Preferred Stock, you must complete and return the required information specified in Annex A.

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Miscellaneous Terms

The Subscription Terms attached as Exhibit A are hereby incorporated in their entirety by reference in, and are hereby made a part of, this Subscription Agreement.

The execution and delivery of this Subscription Agreement by the undersigned Investor (such Investor, together with the Company, and Beneficient Fiduciary Financial, L.L.C. (“BFF”), each a “Party” and collectively the “Parties”) shall constitute a binding offer by the Investor to invest in Preferred Stock in accordance with the terms and conditions set forth in this Subscription Agreement. No investment in the Preferred Stock shall take place until, and your offer to acquire the Preferred Stock in the Offering shall not be accepted, unless and until the Company and BFF have provided you with a signed counterpart to this Subscription Agreement, which may be accepted or rejected, in whole or in part, by the Company and BFF in their sole discretion at any time prior to the Closing and for any reason.

This Subscription Agreement shall not be amended or modified except by an instrument in writing signed by each of the Parties. No provision of this Subscription Agreement may be waived except by an instrument in writing signed by the Party or Parties against which such wavier is sought to be enforced.

Any notice, consent, waiver or other communication required or permitted to be given hereunder shall be in writing and will be deemed to have been delivered: (i) upon receipt when sent by certified mail, return receipt requested, postage prepaid; (ii) when sent, if by email, (provided, that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one business day after deposit with a nationally recognized overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

If to the Company:

Beneficient

325 N. St. Paul Street, Suite 4850

Dallas TX 75201

Attention: David Rost, General

Counsel Email: [***]

or

If to Investor:

to the address set forth on the signature pages hereof (or to such other address as the Investor shall have provided the Company in writing).

This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Investor, and the transfer or assignment of the Preferred Stock shall be made only in accordance with all applicable laws.

This Subscription Agreement, together with all exhibits and annexes hereto and any confidentiality agreement between the Investor and the Company, constitute the entire agreement between the Parties with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The exchange of copies of this Subscription Agreement and of signature pages in .pdf or electronic format and through electronic means, including without limitation DocuSign or other digital signatures, shall constitute effective execution and delivery of this Subscription Agreement as to the Parties and may be used in lieu of the original Subscription Agreement for all purposes.

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The Investor understands and acknowledges that there may be multiple closings in the Offering. This Subscription Agreement shall solely govern the Investor’s participation in the Offering, and the participation of any other investor in the Offering shall be pursuant to separate agreements between the parties thereto which may have terms or conditions that are different from the terms and conditions of this Subscription Agreement.

The representations and warranties of the Parties contained in this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement and shall not be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of a Party. By accepting delivery of this Subscription Agreement, or any other material in connection with the Offering, the Investor agrees to keep strictly confidential the contents of this Subscription Agreement and such other material provided in connection with the Offering, and to not disclose such contents to any third party or otherwise use the contents for any purpose other than evaluation by such offeree of an investment in Preferred Stock, except with the specific prior written consent of the Company. Investor shall not copy all or any portion of this Subscription Agreement or any such other material provided in connection with the Offering and shall delete or destroy all copies of this Subscription Agreement and all such other material if Investor does not subscribe to invest in Preferred Stock, or if Investor’s subscription is not accepted, or if the Offering is terminated or withdrawn. Notwithstanding the foregoing, Investor (and any employee, representative or other agent of Investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Offering and Preferred Stock and any related tax strategies.

By executing and delivering this Subscription Agreement, the Investor represents and warrants to the Company and BFF that Investor (i) has received, reviewed and understands the information about the Company and its affiliates in the Form 10-K, Form 10-Qs, and Form 8-Ks, including the information in the documents that are incorporated by reference therein, and (ii) has reviewed, understands and agrees to all of the terms and conditions of this Subscription Agreement, including but not limited to the Subscription Terms attached as Exhibit A.

[signature page follows]

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IN WITNESS WHEREOF, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, this Subscription Agreement has been duly executed as of the dates set forth below and it is binding on all Parties as of the date it has been executed and delivered by the Company in accordance with the terms of this Subscription Agreement.

QUARTUS AI Fund II LP

By: Quartus GP LLC, its general partner

/s/ Afzal M. Tarar	July 8, 2026
Signature	Date

Afzal M. Tarar	Authorized Signatory
Name	Title

BENEFICIENT

/s/ David Rost	July 8, 2026
Signature	Date

David Rost	Authorized Signatory
Name	Title

ENEFICIENT FIDUCIARY FINANCIAL, L.L.C.

/s/ Alan Deines	July 8, 2026
Signature	Date

Alan Deines	Authorized Signatory
Name	Title

BENEFICIENT FIDUCIARY FINANCIAL, L.L.C. f/b/o The EP-00### Custody Trust

/s/ Alan Deines	July 8, 2026
Signature	Date

Alan Deines	Authorized Signatory
Name	Title

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SPOUSAL CONSENT TO SUBSCRIPTION AGREEMENT

For good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the undersigned is the spouse of ________________, the Investor, who has subscribed, individually, or on behalf of ________________, or through any entity or trust of which such Investor is an owner or beneficiary, for the purchase of Preferred Stock in the Company, and hereby consents and agrees to be bound by the terms of the Subscription Agreement to which this Spouse’s Consent is attached (including without limitation the Subscription Terms attached as Exhibit A) with respect to any community property or other interest the undersigned may have in the Offered Preferred Stock now or hereafter owned directly or indirectly by the Investor. The undersigned spouse further agrees that the Offered Preferred Stock will be the sole management community property of the Investor and, as such, the Investor, without the consent of the spouse, shall have the sole authority to control all or any portion of the Offered Preferred Stock. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Subscription Agreement.

Signature	Date

Name of Spouse of Investor

Ben | askben@beneficient.com | 888-877-8786 | www.TrustBen.com

PREFERRED LIQUIDITY PROVIDER PROGRAM ELECTION

Please specify whether you would like to participate in the Preferred Liquidity Provider Program (the “PLP Program”) as described in the Preferred Liquidity Provider Program Agreement on Exhibit B attached hereto. If Investor elects to participate in the PLP Program, execution of the signature page above shall constitute Investor’s execution of the Preferred Liquidity Provider Program Agreement on Exhibit B.

Yes, Investor elects to participate in the PLP Program

No, Investor does not elect to participate in the PLP Program

Ben | askben@beneficient.com | 888-877-8786 | www.TrustBen.com

ANNEX A INVESTOR INFORMATION

[*****]

Ben | askben@beneficient.com | 888-877-8786 | www.TrustBen.com

EXHIBIT A SUBSCRIPTION TERMS

Terms used but not otherwise defined herein shall have the meanings given such terms in the Form 10-K and Form 10-Qs.

1.	SUBSCRIPTION.

1.1	The closing of the transactions contemplated in the Subscription Agreement (the “Closing”) shall take place on a date as agreed upon by the parties reasonably promptly following the satisfaction, or waiver, of each closing condition set forth in Sections 6 and 7 (the date of such Closing, the “Closing Date”); provided that, unless otherwise agreed to by each party, such Closing Date shall not exceed sixty (60) calendar days following the satisfaction, or waiver, of each closing condition set forth in Sections 6 and 7.

1.2	Subject to the terms and conditions of the Subscription Agreement (which expressly includes this Exhibit A), the Investor irrevocably agrees to acquire and invest in the Offered Preferred Stock.

1.3	[Reserved].

1.4	[Reserved].

1.5	The Company shall, at the Closing, issue the Offered Preferred Stock to the Investor (or its nominee in accordance with the delivery instructions provided by the Investor). As soon as practicable after the Closing Date, the Company shall deliver to the Investor (or its nominee in accordance with the delivery instructions) or to a custodian designated by the Investor, as applicable, a copy of the records of the Transfer Agent showing the Investor as owner of the Offered Preferred Stock on and as of the Closing Date.

1.6	The Investor understands and agrees that the Company reserves the right to accept or reject this or any other subscription for the Preferred Stock, in whole or in part, notwithstanding prior receipt by the Investor of notice of acceptance of this subscription or the Company’s delivery of an executed counterpart to the signature page to the Subscription Agreement. The Company shall have no obligation thereunder until the Closing.

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2.	REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE INVESTOR. The Investor hereby represents, warrants, agrees and certifies to and for the benefit of the Company, its affiliates, and AltAccess Securities Company, L.P. (the “Placement Agent,” and, collectively with the Company and its affiliates, the “Offering Parties”), and hereby agrees, as follows:

2.1	The Investor has received, carefully reviewed and understands each of the Investment Documents, including the Form 10-K, Form 10-Qs, Form 8-Ks, and subsequent reports filed by the Company with the SEC. The Investor acknowledges that it has made an independent decision to invest in the Company and that, in making its decision to subscribe for Preferred Stock, the Investor has relied solely upon the Investment Documents and any independent investigations made by the Investor and/or its representatives. The Investor has not relied on any information, representation or statement (written or oral) of the Offering Parties other than those expressly set forth in the Investment Documents and the Investor acknowledges that no Offering Party has made, or is making, a recommendation or providing investment advice to the Investor regarding an investment in the Company. To the extent the Investor has required or desired any advice in connection with the offering of Preferred Stock or this Subscription Agreement or any assistance in understanding or evaluating an investment in the Company, the Investor has engaged its own financial, legal, tax, accounting and other advisors, and has not expected or received any such advice or assistance from any Offering Party. The Investor and any independent advisors engaged by the Investor have conducted their own analysis and due diligence to the full extent they have deemed such action necessary and, based upon such independent analysis and due diligence and on the Investment Documents, the Investor has made its own independent determination to subscribe for Preferred Stock and become a stockholder in the Company (a “Stockholder”). The Investor acknowledges that the Company has authority over and is responsible for the statements and disclosures in the Investment Documents. IN ENTERING INTO THIS SUBSCRIPTION AGREEMENT, THE INVESTOR ACKNOWLEDGES, AGREES AND REPRESENTS THAT IT HAS RELIED SOLELY UPON THE AFOREMENTIONED INVESTIGATION, REVIEW AND ANALYSIS AND NOT ON (AND THE INVESTOR HEREBY DISCLAIMS RELIANCE ON) ANY EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR OPINIONS OF ANY NATURE, WHETHER IN WRITING, ORALLY OR OTHERWISE (INCLUDING ANY MATTER WHATSOEVER RELATING TO THE PREFERRED STOCK OF THE OFFERING PARTIES, THE COMPANY, OR THEIR RESPECTIVE AFFILIATES OR ANY OTHER MATTER RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT OR THE INVESTMENT DOCUMENTS), MADE BY OR ON BEHALF OF OR IMPUTED TO THE OFFERING PARTIES, THE COMPANY, ITS SUBSIDIARIES (OR ANY OF THEM) OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES (EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES IN SECTION 4 OF THIS SUBSCRIPTION AGREEMENT OR OTHERWISE EXPLICITLY SET FORTH IN THE INVESTMENT DOCUMENTS).

2.2	The Investor has been provided an opportunity to obtain additional information concerning the offering of Preferred Stock and the Company to the extent the Company possesses or can acquire such information without unreasonable effort or expense, and has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering of Preferred Stock, the Company and any other matters pertaining thereto. The Investor specifically acknowledges that it has been furnished with any materials relating to the Company, its operation, the offering of Preferred Stock, the management experience of the Company and any other matters relating to the Company and this investment that the Investor has requested.

2.3	The Investor has such knowledge and experience in financial and business matters such that the Investor is capable of independently evaluating the merits and risks associated with an investment in the Company and is able to bear such risks, has exercised judgment independently from the Placement Agent, the Company, and its affiliates in evaluating a subscription of the Preferred Stock, and has had the opportunity and has obtained, in the Investor’s judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company and has sought such accounting, legal and tax and other professional advice as the Investor has considered necessary to make an informed investment decision and the Investor has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of Preferred Stock. The Investor has performed such due diligence as it deemed appropriate, evaluated the risks of an investment in the Company, understands there are substantial risks of loss incidental to the purchase of Preferred Stock and has determined that an investment in Preferred Stock is a suitable and appropriate investment for the Investor.

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2.4	The Investor acknowledges and agrees that the Preferred Stock is being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Transaction Securities have not been registered under the Securities Act. The Investor acknowledges and agrees that the Transaction Securities may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur in an “offshore transaction” within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144, provided, that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i), (iii) and (iv) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry records representing the Transaction Securities shall contain a restrictive legend to such effect in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY (THE “SECURITIES”) AND THE SECURITIES ISSUABLE IN RESPECT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR, THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.”

The Investor acknowledges and agrees that the Transaction Securities will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, pledge, transfer or otherwise dispose of the Transaction Securities and may be required to bear the financial risk of an investment in the Transaction Securities for an indefinite period of time. The Investor acknowledges and agrees that the Transaction Securities will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 until at least six months from the Closing. The Investor hereby covenants and agrees not to effect any sale or other transfer of the Transaction Securities or any other equity security of the Company issued or issuable with respect to such Transaction Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise other than (i) pursuant to the plan of distribution contained in the Resale Registration Statement, (ii) in accordance with the provisions of Rule 144 or (iii) in compliance with another exemption from registration under the Securities Act and applicable state securities laws. The Investor acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Transaction Securities.

Ben | askben@beneficient.com | 888-877-8786 | www.TrustBen.com

2.5	The Investor is acquiring Preferred Stock for its own account, or if the Investor is subscribing for the Preferred Stock as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, for investment purposes only, and not with an intent to resell or distribute any part thereof. The Investor has no present plans to enter into any contract, undertaking, agreement or arrangement for any such distribution, transfer, resale or disposition. The Investor has no need of liquidity with respect to its investment in the Company, can afford a complete loss of its investment in the Company and can afford to hold its investment in the Company for an indefinite period of time.

2.6	[Reserved].

2.7	The Investor understands that (i) the past performance of the Company or any of its affiliates is not necessarily indicative of the future performance or profitability of the Company or the profitability of an investment therein; (ii) no U.S. federal or state agency or authority has passed upon the Company or the Preferred Stock or made any findings or determination as to the merits or fairness of an investment in the Company; and (iii) the representations, warranties, covenants, undertakings and acknowledgements made by the Investor in, or in connection with, this Subscription Agreement and Annex A - Investor Information will be relied upon by the Offering Parties in determining the Investor’s eligibility as a purchaser of Preferred Stock and the Offering Parties’ compliance with applicable laws and, if applicable, shall survive the Investor’s purchase of the Offered Preferred Stock. The representations, warranties and agreements made by the Investor in this Subscription Agreement and Annex A - Investor Information are true, correct and complete in all respects as of the date set forth on the signature page to this Subscription Agreement and will continue to be true, correct and complete in all respects as of the Closing Date.

2.8	There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or threatened against or affecting the Investor or any of the investor’s properties or rights that affects or would reasonably be expected to affect in any way the Investor’s ability to consummate the transactions contemplated by the Subscription Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against the Investor or any of the Investor’s properties or rights that affects or would reasonably be expected to affect the Investor’s ability to consummate the transactions contemplated by this Subscription Agreement.

2.9	The Investor has all requisite power, authority and capacity to acquire and hold Preferred Stock and to execute, deliver and comply with the terms and provisions of each of the documents and instruments required to be executed and delivered by the Investor in connection with the Investor’s subscription for Preferred Stock, including this Subscription Agreement, and such execution, delivery and compliance does not conflict with, or constitute a default under, any instruments governing the Investor, or violate any applicable law, regulation or order, or any agreement to which the Investor is a party or by which the Investor is or may be bound. If the Investor is an entity or trust, the person executing and delivering this Subscription Agreement and any other documents or instruments on behalf of the Investor has all requisite power, authority and capacity to execute and deliver such documents and instruments, and, upon the Company or its affiliates’ request, will furnish to the Offering Parties true and correct copies of Investor’s current governing documents or any other documents reasonably requested by the Company to establish such requisite power, authority and/or capacity. Investor acknowledges and agrees that this subscription agreement constitutes and will constitute a legal, valid and binding obligation of the investor, enforceable in accordance with its terms. If the Investor lives in a community property state in the United States, the Investor has the authority alone to bind the community property with respect to this Subscription Agreement and all agreements contemplated hereby and thereby.

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2.10	All information that the Investor has provided to the Offering Parties concerning or relating to the Investor, the Investor’s status, financial position and knowledge and experience in financial, tax and business matters, or, in the case of an Investor that is an entity, the knowledge and experience in financial, tax and business matters of the person making the investment decision on behalf of such entity, including, without limitation, the information provided by the Investor in Annex A - Investor Information, is true, correct and complete in all respects on and as of the date set forth on the signature page to this Subscription Agreement and shall remain true, correct and complete during the term of the Investor’s investment in the Company.

2.11	The Investor understands that the Transaction Securities and their offer, sale and distribution will not be registered or qualified under the Securities Act, or the securities laws of any other applicable jurisdiction. The Investor is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Except as otherwise indicated in Annex A - Investor Information, the Investor has not been organized or reorganized, as such terms are interpreted under the Company Act for the specific purpose of acquiring Preferred Stock or for otherwise investing in the Company. The Investor understands and agrees that the Transaction Securities must be held until they are subsequently registered under the Securities Act and, where required, under the laws of other applicable jurisdictions, or unless an exemption from registration is available. The Investor covenants and agrees that it will not offer, sell, pledge, assign, exchange, transfer, hypothecate, encumber or otherwise dispose of (“Transfer”) all or any part of its Transaction Securities except in compliance with applicable law. Neither the Investor nor any beneficial owner of the Investor that has, or Transaction Securities (or will have or will share), the power to vote or dispose of Transaction Securities or any securities owned by the Investor is subject to any bad actor disqualification events set forth in Rule 506(d) of Regulation D under the Securities Act.

2.12	The Investor understands that the Company is not registered, and does not expect to register, as an “investment company” under the Company Act.

2.13	The Investor was offered and sold the Preferred Stock in the state or jurisdiction set forth in Annex A - Investor Information and intends that the securities laws of that jurisdiction govern the Investor’s subscription for Preferred Stock.

2.14	The Investor became aware of and interested in this offering of the Preferred Stock solely by means of direct contact between Investor and the Company, or any of its respective affiliates, or by means of contact from AltAccess Securities Company, L.P. acting as placement agent for the Company (the “Placement Agent”), and the Preferred Stock was offered to Investor solely by direct contact between Investor and the Company, or by means of contact between Investor and the Placement Agent. Investor did not become aware of or interested in this offering of the Preferred Stock, nor was the Preferred Stock offered to Investor, by any other means, which such other means include, but are not limited to, by the Form 10-K, Form 10-Qs or any other filing made by the Company with the Securities and Exchange Commission (“SEC”) or any press release or news article about the Company or its securities. Investor acknowledges and agrees that the Preferred Stock was not offered pursuant to: (i) any solicitation, advertisement, article, notice or other communication published in any newspaper, magazine or similar media outlet (including any internet site containing information about the Company which is not password protected) or broadcast over television or radio, (ii) any seminar or meeting whose attendees, including the Investor, had been invited as a result of, or pursuant to, any of the foregoing, or (iii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Investor acknowledges and agrees that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including the Company, the Placement Agent, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties expressly contained in this Agreement in making its investment or decision to purchase the Offered Preferred Stock.

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2.15	The Investor acknowledges and agrees (i) that the Placement Agent is an affiliate of the Company and that certain employees of the Company or its affiliates are registered persons of the Placement Agent, and (ii) that the Company’s use of the Placement Agent creates various conflicts of interest and incentives as set forth herein, which may be in conflict with the best interests of the Investor. Because of these relationships, transactions between the Placement Agent and the Company are generally not arms’-length and the Company has an incentive to use the Placement Agent and its registered persons instead of other unaffiliated third parties. Through its ownership of the Placement Agent, the Company, its owners, and employees receiving profit participations, equity incentives or similar benefits and will indirectly benefit from and/or share in the revenue earned by the Placement Agent. Individuals registered with the Placement Agent that are employees of the Company or its affiliates will receive a portion of the transaction compensation or other fees earned by the Placement Agent for transactions in which such registered persons participate in addition to compensation they receive as employees of the Company or its affiliates. Compensation paid to such registered persons by the Placement Agent will be significant. Therefore, the more Preferred Stock subscribed for by the Investor, the more compensation the Placement Agent and participating registered persons will receive and they are thus incentivized to encourage the Investor to increase its subscription. The Placement Agent and its registered persons are incentivized to favor the Company’s offerings over offerings of unaffiliated third parties and to take greater risks regarding its offerings, and that their decisions relating to the Offering may be influenced by such persons being registered with the Placement Agent and/or being employees of the Company or its affiliates and the extent of the compensation they may receive by participating in the Offering.

2.16	The Investor hereby acknowledges and agrees that (i) the Placement Agent is acting solely as placement agent in connection with the Offering and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary or investment adviser for the Investor, the Company or any other person or entity in connection with the Offering, (ii) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice in connection with the Offering, (iii) the Placement Agent will not have any responsibility with respect to the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or the Offering and (iv) the Placement Agent shall not have any liability or obligation (including for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by you, the Company or any other person or entity), whether in contract, tort or otherwise, to the Investor, or to any person claiming through the Investor, in respect of the Offering. The Investor acknowledges that the Placement Agent, affiliates of the Placement Agent and their respective officers, directors, employees and representatives may have acquired non-public information with respect to the Company which the Investor agrees, subject to applicable law, need not be provided to it.

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2.17	Except as otherwise disclosed to the Offering Parties in Annex A - Investor Information, the Investor is (i) a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act, and (ii) a “United States person,” as such term is defined in Section 7701(a)(30) of the Code. Due to various tax and/or other considerations, an investment in the Company may not be appropriate for Non-U.S. Persons or tax-exempt U.S. Persons. Prospective investors are encouraged to consult with their own tax and legal advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Company.

2.18	Applicable to non-U.S. Investors: the Investor understands that the sale of the Offered Preferred Stock is made pursuant to and in reliance upon Regulation S. The Investor is not a U.S. Person, it is acquiring the Preferred Stock in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Preferred Stock hereunder outside of the U.S. The Investor is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in the Investment Documents. The Investor understands and agrees that Preferred Stock sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein. The Investor has completed Annex A - Investor Information and the information contained therein is accurate and complete in all respects.

2.19	The purchase of Preferred Stock shall not be effected on or through (i) a United States national, regional or local securities exchange, (ii) a foreign securities exchange, or (iii) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers. The Investor further represents that any acquisition of Preferred Stock will not be made by, through or on behalf of (i) a person, such as a broker or dealer, making a market in Preferred Stock, or (ii) a person who makes available to the public bid or offer quotes with respect to the Preferred Stock.

2.20	If the Investor is acting as agent, trustee, nominee, custodian, investment manager, administrator or otherwise (for such purpose, each an “Investor Representative”) for a person or persons (such person or persons, the “Beneficial Holder”), the Investor Representative understands, acknowledges and agrees that the representations, warranties and covenants made herein are made by the Investor Representative (i) with respect to the Beneficial Holder and (ii) with respect to the Investor Representative. The Investor Representative represents and warrants that it has all requisite power and authority from the Beneficial Holder to execute and perform the obligations under this Subscription Agreement. The Investor Representative also agrees to indemnify the Offering Parties from and against any and all costs, fees, expenses and losses (including legal fees and disbursements) incurred by any such Offering Parties and resulting (directly or indirectly) from the Investor Representative’s misrepresentation or misstatement contained herein or the assertion of the Investor Representative’s lack of proper authorization from the Beneficial Holder to enter into this Subscription Agreement or perform the obligations hereof or related hereto. If the Investor is acting as Investor Representative for a Beneficial Holder, the Investor acknowledges that any reference to “Investor” herein shall be deemed, where applicable, to refer to both the Investor and the Beneficial Holder. If the Investor is acting as Investor Representative with respect to one or more Beneficial Holder(s), the Investor agrees to provide any additional documents and information that the Company reasonably requests. The Investor has delivered this Subscription Agreement, the Form 10-K and the Form 10-Qs to such Beneficial Holder and the Investor shall promptly deliver to such Beneficial Holder any supplements or amendments to such documents that are delivered to the Investor or to which the Investor has been provided access.

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2.21	Except as otherwise disclosed to the Offering Parties in Annex A - Investor Information, the Investor is not (i) an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to the provisions of Title I of ERISA, (ii) an individual retirement account or annuity or other Plan that is subject to the prohibited transaction provisions of Section 4975 of the Code or (iii) a fund of funds, an insurance company separate account or an insurance company general account or another entity or account (such as a group trust), in each case whose underlying assets are deemed under the Department of Labor’s regulations promulgated under ERISA at 29 C.F.R. Section 2510.3-101, et seq., as modified by the Plan Assets Regulation, to include “plan assets” of any “employee benefit plan” subject to ERISA or a Plan subject to Section 4975 of the Code (each referred to as a “Benefit Plan Investor”). If the Investor is not currently a Benefit Plan Investor, but later becomes a Benefit Plan Investor while it is a Stockholder, the Investor agrees to immediately notify the Company of such change in writing and include in the notification the maximum percentage of the Investor’s assets that constitutes “plan assets” subject to ERISA and/or Section 4975 of the Code. The Investor agrees to notify the Company immediately in writing if there is any change in the percentage of the Investor’s assets that are treated as “plan assets” for purposes of ERISA and/or Section 4975 of the Code.

2.22	Except as otherwise disclosed to the Offering Parties in Annex A - Investor Information, the Investor is not (i) a “governmental plan” within the meaning of Section 3(32) of ERISA or Section 414(d) of the Code (a “Governmental Plan Investor”), (ii) a “church plan” within the meaning of Section 3(33) of ERISA or Section 414(e) of the Code (a “Church Plan Investor”), or (iii) a retirement, pension, or other similar plan or arrangement that is not subject to ERISA, the Code or other similar U.S. laws (a “Foreign Plan Investor”). If the Investor is a Governmental Plan Investor, Church Plan Investor or Foreign Plan Investor, it acknowledges that non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of such Investor may contain fiduciary and/or prohibited transaction requirements similar to those under ERISA and the Code and may include other limitations on permissible investments. The person executing this Subscription Agreement on behalf of the Governmental Plan Investor, Church Plan Investor or Foreign Plan Investor, as applicable, represents and warrants to and for the benefit of the Offering Parties that an investment in the Company (A) is permissible under the federal, state, local and/or non-U.S. laws or regulations governing the investment and management of the assets of such Investor, and (B) will not result in a violation of any Similar Law (as defined below) or cause the assets of the Company to be subject to any such Similar Law.

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2.23	If the Investor is (i) a Benefit Plan Investor, (ii) a Governmental Plan Investor, (iii) a Church Plan Investor, (iv) a Foreign Plan Investor or (v) other retirement plan or arrangement (collectively, “Plans” or “Plan”), the Investor hereby makes the following representations, warranties and covenants:

(i)	The Plan is not a participant-directed defined contribution plan;

(ii)	The Plan’s decision to subscribe for Preferred Stock was made by (or under the recommendation, advice or direction of) a duly authorized fiduciary (the “Plan Fiduciary”) in accordance with the Plan’s governing documents, which Plan Fiduciary is (1) independent of the Offering Parties and their affiliates, (2) responsible for the decision to invest in the Company, and (3) qualified to make such investment decision. No advice or recommendations of the Offering Parties or any of their affiliates, employees or agents was relied upon by such Plan Fiduciary in deciding to subscribe for Preferred Stock. Such Plan Fiduciary of the Plan has considered any fiduciary duties or other obligations arising under ERISA, Section 4975 of the Code and any other Similar Law, including any regulations, rules and procedures issued thereunder and related judicial interpretations, in determining to subscribe for Preferred Stock, and such Plan Fiduciary has determined that an investment in the Company is consistent with such fiduciary duties and other obligations;

(iii)	The Plan Fiduciary has considered a number of factors with respect to the Plan’s investment in Preferred Stock and has determined that, in view of such considerations, the purchase of Preferred Stock is consistent with any applicable responsibilities of the Plan Fiduciary under ERISA, the Code and/or other Similar Law. The Plan Fiduciary of such Plan has been informed of and understand the Company’s objectives, policies and strategies and that the decision to invest such Plan’s assets in Preferred Stock was made with appropriate consideration of relevant investment factors with regard to such Plan and is consistent with any applicable duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA, the Code and/or other Similar Law. Such factors include, but are not limited to:

●	the role such investment plays in that portion of the Plan’s portfolio that the Plan Fiduciary manages;
●	whether the investment is reasonably designed as part of that portion of the portfolio managed by the Plan Fiduciary to further the purposes of the Plan, taking into account both the risk of loss and the opportunity for gain that could result therefrom;
●	the composition of that portion of the portfolio that the Plan Fiduciary manages with regard to diversification;
●	the liquidity and current rate of return of that portion of the portfolio managed by the Plan Fiduciary relative to the anticipated cash flow requirements of the Plan;
●	the projected return of that portion of the portfolio managed by the Plan Fiduciary relative to the funding objectives of the Plan;
●	an investment in the Company is permissible under the documents governing the Plan and the Plan Fiduciary; and
●	the risks associated with an investment in the Company.

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(iv)	No discretionary authority or control was exercised by the Offering Parties or any of their affiliates, employees or agents in connection with the subscription for Preferred Stock by the Plan. No investment advice or recommendations were provided to the Plan Fiduciary by the Offering Parties or any of their affiliates, employees or agents in connection with the subscription for Preferred Stock by the Plan, and no investment advice or recommendations of the Offering Parties or their affiliates, employees or agents was relied upon by the Plan Fiduciary in deciding to invest in the Company;

(v)	None of the Offering Parties or any of their affiliates, employees or agents has acted as or shall act as a fiduciary to the Plan under ERISA, the Code or any Similar Law with respect to the Investor’s subscription for Preferred Stock or the management or operation of the Company; and

(vi)	Assuming that the assets of the Company are not “plan assets” within the meaning of the Plan Assets Regulation, the acquisition and holding of Preferred Stock by the Investor and the activities of the Offering Parties and their affiliates, employees or agents will not (1) cause any non-exempt “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code or (2) result in a violation of any Similar Law or cause the assets of the Company to be subject to any such Similar Law.

2.24	If the Investor is a Benefit Plan Investor, it acknowledges that the Company intends to qualify for an exception to holding “plan assets” under the Plan Assets Regulation. The Company intends to use commercially reasonable efforts to limit investments by Benefit Plan Investors to less than twenty-five percent (25%) of each class of equity in the Company (the “25% Exception”). The Investor acknowledges that no purchase of Preferred Stock by or proposed Transfer of Preferred Stock to a person that has represented that it is a Benefit Plan Investor generally shall be permitted to the extent that such purchase or Transfer would result in Benefit Plan Investors owning twenty-five percent (25%) or more of the value of Preferred Stock (or any other class of equity interests of the Company) immediately after such purchase or proposed Transfer (calculated in accordance with the Plan Assets Regulation). The Investor further acknowledges that, notwithstanding the commercially reasonable efforts of the Company, no assurance can be made that the Company will satisfy the 25% Exception or any other exception such that the underlying assets of the Company are not deemed to include “plan assets” under the Plan Assets Regulation.

2.25	If the Investor is a Benefit Plan Investor, the Investor and the Plan Fiduciary each acknowledges that none of the Offering Parties or any of their affiliates, employees or agents is acting as an impartial advisor or fiduciary (including under ERISA, as applicable) with respect to the Investor’s decision to purchase, hold or dispose of any Preferred Stock. The Plan Fiduciary causing, directing, advising and/or recommending the Investor to purchase and hold Preferred Stock represents, warrants, and covenants that on each date on which the Investor holds Preferred Stock, in its fiduciary and individual capacity that:

(i)	it has determined that the purchase and holding of Preferred Stock by the Investor is an arm’s length transaction related to an investment in securities or other investment property;

(ii)	it is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including, without limitation, with respect to the decision to invest in the Company), and has made an independent determination that the terms of this Subscription Agreement are prudent and in the best interests of the Investor;

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(iii)	it acknowledges that the Offering Parties and their affiliates, employees and agents are not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with any transaction related to the Preferred Stock;

(iv)	it is a fiduciary under either: (1) ERISA, (2) the Code, or (3) both ERISA and the Code, with regard to the transactions entered into by the Investor, and is responsible for exercising independent judgment in evaluating such transactions;

(v)	it is not paying any fee or other compensation to the Offering Parties or any of their affiliates, employees or agents for the provision of investment advice in connection with any transaction contemplated hereunder;

(vi)	it is independent of the Offering Parties and their affiliates, and there is no financial interest, ownership interest, or other relationship, agreement or understanding or otherwise that would limit its ability to carry out its fiduciary responsibility to the Investor; and

(vii)	it is not affiliated with the Offering Parties or their affiliates, and it does not have a relationship to or an interest in the Offering Parties or any of their respective affiliates that might affect the exercise of its best judgment in connection with its decision to invest in the Company or to authorize the continued investment in the Company, and it does not receive, and is not projected to receive, compensation or other consideration for its own account from the Offering Parties or any of their respective affiliates.

(viii)	If the Investor is an insurance company and is investing the assets of its general account (or the assets of a wholly owned subsidiary of its general account) in the Company, it has identified in Annex A - Investor Information whether the assets underlying the general account constitute “plan assets” within the meaning of Section 401(c) of ERISA or the Plan Asset Regulation. The Investor agrees to immediately notify the Company in writing if there is a change in the percentage of the general account’s assets that constitute “plan assets” and include the new percentage in the notice.

2.26	If the Investor is a “charitable remainder trust” within the meaning of Section 664 of the Code, the Investor has advised the Company in writing of such fact and the Investor acknowledges that it understands the risks, including specifically the tax risks, if any, associated with its investment in the Company.

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2.27	The Investor acknowledges that it will receive or otherwise have access to confidential, proprietary information concerning or relating to the Offering Parties and their respective affiliates, including, without limitation (i) the Investment Documents and other documents relating to the Company; (ii) portfolio positions, valuations, information regarding potential and actual investments, financial information, trade secrets, offering documents, due diligence questionnaires; (iii) any other information or documents provided to the Investor in connection with its subscription for Preferred Stock or its investment or potential investment in the Company; and (iv) notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations, and other materials prepared by or for the Investor that contain, are based on, or otherwise reflect or are derived, in whole or in part, from any of the foregoing (collectively, the “Confidential Information”). The Investor agrees that it will not disclose or cause to be disclosed any Confidential Information to any person or use the Confidential Information for its own purposes or its own account, except in connection with evaluating an investment or continued investment in the Company and the purchase of Preferred Stock (and, in connection with the purchase of Preferred Stock, may only disclose the Confidential Information to its officers, employees, agents, affiliates or advisors of the Investor that (i) have a need to know the Confidential Information solely for purposes of assisting the Investor with respect to its investment in the Company and (ii) are obligated to keep such information confidential) and except as otherwise required by any regulatory authority, law or regulation, by legal process or as otherwise authorized by the Company. The Investor certifies and agrees that, except as disclosed to the Company in writing prior to the date hereof, it is not subject to any law, governmental rule, regulation or legal process in any jurisdiction (including, without limitation, lawsuits, subpoenas, administrative proceedings or the U.S. Freedom of Information Act, or any comparable laws or regulations of any U.S. or non-U.S. jurisdiction) requiring the Investor to disclose (on receipt of a request to do so or otherwise) any information relating to the Company or the Investor’s investment in the Company. The Investor has not reproduced, duplicated or delivered any of the Investment Documents to any person, except professional advisors of the Investor or as authorized in writing by the Company. Notwithstanding the foregoing, the Investor (and each employee, representative or other agent of the Investor) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of (a) the Company and (b) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Investor relating to such tax treatment and tax structure.

2.28	To the extent permitted by applicable law, the Offering Parties may present or otherwise disclose any information and/or documents provided by the Investor to such parties or persons (e.g., affiliates, attorneys, auditors, administrators, brokers and regulators) as they deem necessary or advisable to facilitate the Closing and the management and operation of the Company, including, but not limited to, (i) in connection with applicable anti-money laundering and similar laws or if called upon to establish the availability under applicable law of an exemption from registration of Preferred Stock, (ii) in compliance with applicable law or regulations and any relevant exemptions relied upon by the Offering Parties, their respective affiliates or any agent of such persons, (iii) if the contents of such documents and/or information are relevant to any issue in any action, suit or proceeding to which any of the Offering Parties is a party or by which they are bound, (iv) or facilitating the Company’s investments or in connection with the business of the Company. The Offering Parties (and any agent of such parties) may also release information about the Investor (i) if directed to do so by the Investor (subject to the discretion of the Company), (ii) if compelled to do so by law, or (iii) in connection with any government or self-regulatory organization request or investigation. The Investor acknowledges receipt of the Verification of Managing Dealer and related documents attached to this Subscription Agreement.

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3.	ANTI-MONEY LAUNDERING REPRESENTATIONS. The Investor hereby represents, warrants and certifies to each of the Offering Parties, and hereby agrees, as follows:[15]

3.1	None of (i) the Investor; (ii) any person controlling or controlled by the Investor; (iii) if the Investor is a privately held entity, any person having beneficial ownership of the Investor; or (iv) any person for whom the Investor is acting as agent or nominee or in a similar capacity in connection with this subscription (collectively, the “Investor Parties” or any “Investor Party”), is any of the following persons or entities (each, a “Prohibited Investor”):

(i)	a country, territory, individual or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), which is available through the OFAC website at http://www.treas.gov/ofac (the “OFAC Website”);

(ii)	an individual who resides in or is a citizen of, or an entity that maintains a place of business in, or any person whose funds are transferred from or through a country subject to any sanctions program administered by OFAC, a list of which is available through the OFAC Website; or

(iii)	a “Foreign Shell Bank” as defined in the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, as amended (“USA Patriot Act”), which generally means a non-U.S. bank that does not conduct banking operations at a physical location, or any other “shell bank”.

3.2	No consideration or amounts or funds that the Investor has contributed or will contribute to the Company has been, is, or will be directly or indirectly derived from, or related to, any activities that contravene applicable laws and regulations, including anti-money laundering laws and regulations. No consideration or amounts or funds that the Investor has contributed or will contribute to the Company shall cause the Company or affiliate, or any entity that maintains a bank account for that Company or its affiliates, to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

3.3	The Investor shall promptly on demand provide such information and execute and deliver any documents that the Company or its affiliates or agents may request from time to time to verify the identity and source of funds of the Investor in accordance with applicable legal and regulatory requirements relating to anti-money laundering including, without limitation, the Investor’s anti-money laundering policies and procedures, background documentation relating to the Investor’s directors, trustees, settlors, beneficial owners and/or control persons and audited financial statements, if any.

3.4	Neither the Investor nor any of the Investor Parties is a person or entity listed in Executive Order 13224 Blocking Terrorist Property And Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism or the Annex thereto (the “Annex”), as published at http://treas.gov/offices/enforcement/ofac/programs/ on the date hereof, and as updated from time to time by the Office of Foreign Assets Control, U.S. Department of the Treasury, Washington, D.C. 20220, (202) 622-2520. Furthermore, neither the Investor nor any of its Investor Parties is an agent or intermediary for any entity or person listed in the Annex. The Investor will also take reasonable steps to ensure that its Investor Parties are not listed in the Annex.

15 The following countries currently are members of the Financial Action Task Force on Money Laundering: Argentina, Australia, Austria, Belgium, Brazil, Canada, China, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, India, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Republic of Korea, Russian Federation, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom, and the United States. For a current list of Approved Countries, please see www.fatf-gafi.org.

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3.5	The Investor acknowledges that United States federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals identified on the OFAC Website. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. None of the Investor Parties is a country, territory, individual or entity named on an OFAC list, and none of the Investor Parties is a person or entity prohibited under the OFAC Programs.

3.6	None of the Investor Parties is (i) a senior foreign political figure or an immediate family member or close associate of a senior foreign political figure, (ii) a politically exposed person or (iii) a person or entity resident in any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering (“FATF”), of which the United States is a member and with which designation the United States representative to the group or organization ceases to concur.

3.7	If the Investor is a non-U.S. banking institution (a “Non-U.S. Bank”), or if the Investor receives deposits from, makes payments on behalf of or handles other financial transactions related to a Non-U.S. Bank:

(i)	the Non-U.S. Bank has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities;

(ii)	the Non-U.S. Bank employs one or more individuals on a full-time basis;

(iii)	the Non-U.S. Bank maintains operating records related to its banking activities;

(iv)	the Non-U.S. Bank is subject to inspection by the banking authority that licensed the Non-U.S. Bank to conduct banking activities; and

(v)	the Non-U.S. Bank does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3.8	The Investor understands and agrees that if at any time it is discovered that any of the foregoing representations or certifications in this Section 3 are incorrect or inaccurate in any respect or if the Company or its affiliates or agents is or may be required by applicable law or regulation related to money laundering or similar activities, the Company may, in its sole discretion, take any actions deemed necessary or appropriate to ensure compliance with applicable laws or regulations. Furthermore, the Investor acknowledges and agrees that the Offering Parties may be obligated under applicable law to “freeze the account” of the Investor by prohibiting additional contributions by the Investor, suspending the Investor’s withdrawal requests or the payment of withdrawal or distribution proceeds to the Investor, or otherwise segregating the assets of the Investor, and the Offering Parties may be required to report such action and/or disclose the Investor’s identity to OFAC or other governmental or regulatory authorities.

3.9	If the Investor is a private entity, it has conducted reasonable and appropriate due diligence with respect to all persons having beneficial ownership of the Investor in order to: (i) identify all persons having beneficial ownership of the Investor and (ii) verify the identity of all persons having beneficial ownership of the Investor. The Investor will retain evidence of any such due diligence, persons having beneficial ownership interests of the Investor and source of funds.

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3.10	If the Investor is acting as an Investor Representative for a Beneficial Holder, it shall provide a copy of its anti-money laundering policies (“AML Policies”), to the extent applicable, to the Company. The Investor represents that it is in compliance with its AML Policies, its AML Policies have been approved or reviewed by counsel or internal compliance personnel reasonably informed of anti-money laundering policies and their implementation and has not received a deficiency letter, negative report or any similar determination regarding its AML Policies from independent accountants, internal auditors or some other person responsible for reviewing compliance with its AML Policies.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor as follows:

4.1	(a) It is a duly incorporated corporation, validly existing and in good standing under the laws of the State of Nevada, (b) it has full power and authority to execute and deliver the Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof, and (c) the execution and delivery of the Subscription Agreement has been duly authorized by all necessary action by or on the part of the Company, the Subscription Agreement has been duly executed and delivered on behalf of the Company and is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and general principles of equity.

4.2	As of the Closing Date, the Transaction Securities will be duly authorized and, when issued and delivered to the Investor in accordance with the terms of this Subscription Agreement, the Preferred Stock (and the Class A Common Stock underlying the Preferred Stock, when issued) will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s articles of incorporation or under the laws of the State of Nevada.

4.3	Except for any consents or approvals required pursuant to the Company’s internal policies and procedures, the execution, delivery and performance of the Subscription Agreement by it and the consummation of the transactions contemplated thereby do not and will not (a) conflict with or violate any provision of, or result in any breach of, its organizational documents, (b) conflict with or result in any violation of any provision of any Law applicable to it or any of its respective properties or assets, or (c) violate, conflict with or result in a breach or default under any contract, agreement or instrument binding on such Entity or its property or assets except (in the case of clauses (b) or (c) above) for such violations, conflicts, breaches or defaults that would not, individually or in the aggregate, have a material adverse effect on its business, properties, assets, liabilities, operations or financial condition of the Company and its subsidiaries taken as a whole or on the ability of such Entity to perform its obligations under the Subscription Agreement (a “Material Adverse Effect”).

4.4	No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or notice, approval, consent waiver or authorization from any third party is required on the part of such Entity or any of its Affiliates with respect to its execution, delivery or performance of its obligations under the Subscription Agreement or the consummation of the transactions contemplated hereby, except for filings under Regulation D, any filings required under state securities laws or with any national securities exchange.

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4.5	The Preferred Stock that is being issued to the Investor hereunder, when issued, sold and delivered in accordance with the terms and for the consideration set forth in the Subscription Agreement, will be duly and validly issued and free and clear of all liens and restrictions on transfer other than (a) restrictions on transfer as described herein or under applicable federal and state securities laws, and (b) liens created by the Investor or its Affiliates.

4.6	Neither it, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than the transactions contemplated hereby, under circumstances that would require registration of the Transaction Securities under the Securities Act or cause the Offering to be integrated with prior offerings for purposes of the Securities Act.

4.7	Assuming the accuracy of the representations and warranties of the Investor in Section 2 and Section 3, no registration of the Offering or the Transaction Securities is required under the Securities Act or any state securities laws.

4.8	The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person (except for consents required pursuant to the Company’s internal policies and procedures) in connection with the execution, delivery and performance of this Subscription Agreement (including the issuance of the Preferred Stock), other than (i) notice filings required by applicable state securities laws, (ii) the filing of the Resale Registration Statement pursuant to Section 5, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D of the Securities Act, if applicable; (iv) those required by Nasdaq and (v) those the failure of which to obtain would not have a Material Adverse Effect.

4.9	Except for the representations and warranties made by the Company that are expressly set forth in this SECTION 4 or the other Investment Documents, the Company, the Offering Parties and each of their respective Affiliates and representatives expressly disclaim and make no, and shall not be deemed to have made any, representation, warranty, statement or disclosure of any kind (whether express or implied) to the Investor or any of its Affiliates or representatives.

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5.	REGISTRATION RIGHTS.

5.1	The Company agrees that it will use commercially reasonable efforts to, on or before the Filing Date, file with the SEC (at the Company’s sole cost and expense) the Resale Registration Statement registering the resale of the Registrable Securities, and the Company shall use its commercially reasonable efforts to have the Resale Registration Statement declared effective, provided, however, that the Company’s obligations to include the Registrable Securities for resale in the Resale Registration Statement are contingent upon the Investor furnishing in writing to the Company such information regarding the Investor, the securities of the Company held by the Investor, including the Registrable Securities held by the Investor, and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Investor shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Resale Registration Statement during any customary blackout or similar period or as permitted hereunder. Any failure by the Company to file the Resale Registration Statement by the Filing Date shall not otherwise relieve the Company of its obligations to file the Resale Registration Statement as set forth above in this Section 5. In no event shall the Investor be identified as a statutory underwriter in the Resale Registration Statement unless requested by the SEC. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Resale Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Resale Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the SEC. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Resale Registration Statement shall be reduced pro rata among all such selling stockholders. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Resale Registration Statement until the earlier of (i) the date on which all of the Registrable Securities cease to be Registrable Securities or (ii) such shorter period upon which the Investor has notified the Company that the Investor’s Registrable Securities included in such Resale Registration Statement have actually been sold. The Company will file all reports, and provide all customary and reasonable cooperation, necessary to enable the Investor to resell Registrable Securities pursuant to the Resale Registration Statement or Rule 144, as applicable, qualify the Registrable Securities for listing on the applicable stock exchange, update or amend the Resale Registration Statement as necessary to include Registrable Securities and provide customary notice to holders of Registrable Securities.

5.2	In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to the Subscription Agreement, the Company shall, upon reasonable request, inform the Investor as to the status of such registration, qualification, exemption and compliance. At its expense, the Company shall:

(i)	except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a registration statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Investor, and to keep the applicable Resale Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of the following: (i) the Investor ceases to hold any Transaction Securities, (ii) the date all Transaction Securities held by the Investor may be sold without restriction under Rule 144, including any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) when all Transaction Securities held by the Investor cease to be outstanding;

(ii)	advise the Investor within five (5) business days:

a.	when a Resale Registration Statement or any amendment thereto has been filed with the SEC and when such Resale Registration Statement or any post-effective amendment thereto has become effective;

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b.	of any request by the SEC for amendments or supplements to any Resale Registration Statement or the prospectus included therein or for additional information;

c.	after it shall receive notice or obtain knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Resale Registration Statement or the initiation of any proceedings for such purpose;

d.	of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

e.	subject to the provisions in the Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Resale Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the Investor of such events, provide the Investor with any material, nonpublic information regarding the Company other than to the extent that providing notice to the Investor of the occurrence of the events listed in (a) through (e) above constitutes material, nonpublic information regarding the Company; the Investor hereby consents to the receipt of any material, nonpublic information with respect to the occurrence of the events listed in (a) through (e) above;

(iii)	use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Resale Registration Statement as soon as reasonably practicable;

(iv)	upon the occurrence of any event contemplated above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Resale Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Resale Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)	use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Common Stock issued by the Company have been listed; and

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(vi)	use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Investor to sell the Registrable Securities under Rule 144.

5.3	Notwithstanding anything to the contrary in the Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Resale Registration Statement, and from time to time to require the Investor not to sell under the Resale Registration Statement or to suspend the effectiveness thereof, if it determines, in each case in good faith and its reasonable judgment after consultation with counsel to the Company, that in order for the Resale Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Company’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Resale Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Resale Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Resale Registration Statement to fail to comply with applicable disclosure requirements, or (iii) in the good faith judgment of the majority of Company’s board of directors, upon advice of counsel, such filing or effectiveness or use of such Resale Registration Statement, would be materially adverse to the Company and the majority of the Company’s board of directors concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Resale Registration Statement on more than two occasions or for more than one hundred and twenty (120) consecutive calendar days, or more than two hundred and forty (240) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Resale Registration Statement is effective or if as a result of a Suspension Event the Resale Registration Statement or prospectus contained therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Investor agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Resale Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Investor receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Investor will deliver to the Company or, in the Investor’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (A) to the extent the Investor is required to retain a copy of such prospectus (1) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

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6.	CONDITIONS TO THE COMPANY’S OBLIGATIONS. The obligations of the Company to complete the issuance and deliver the Offered Preferred Stock to the Investor at the Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1	The representations and warranties made by the Investor in Sections 2 and 3 hereof shall be true and correct in all material respects when made, and, if the date of the Closing is after the Closing Date, shall be true and correct in all material respects as of the date of the Closing with the same force and effect as if they had been made on and as of said date.

6.2	The Investor shall have performed in all material respects all obligations and covenants required by the Subscription Agreement to be performed by it on or prior to the Closing.

6.3	There shall not be in force and effect any (x) law or (y) governmental order by any governmental authority of competent jurisdiction, in either case, enjoining, prohibiting, or making illegal the consummation of the Offering.

6.4	If requested by the Company, the Company shall have received a certificate signed by Investor, in form and substance reasonably satisfactory to the Company, dated as of the Closing Date, to the effect that each of the conditions specified above in Sections 6.1, 6.2, and 6.3 have been satisfied in all respects.

6.5	Investor shall have delivered an executed Side Letter to the Custody Trust.

6.6	As applicable, Investor shall have delivered an executed Fund Subscription Agreement to the Custody Trust.

6.7	The Company shall have received all consents and approvals required pursuant to (a) laws, regulations and governing documents governing the Company, including, without limitation, as necessary, approval of the shareholders of the Company and (b) its internal policies and procedures.

7.	CONDITIONS TO INVESTOR’S OBLIGATIONS. The Investor’s obligation to accept delivery of and pay for the Offered Preferred Stock at the Closing shall be subject to the following conditions to the extent not waived by the Investor:

7.1	The Investor shall have received the Offered Preferred Stock free and clear of all liens and restrictions on transfer other than (a) restrictions on transfer as described herein and under applicable federal and state securities laws, and (b) liens created by the Investor or its Affiliates.

7.2	The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects when made, and, if the date of the Closing is after the date hereof, shall be true and correct in all material respects on the date of the Closing with the same force and effect as if they had been made on and as of said date.

7.3	The Company shall have performed in all material respects all obligations and covenants required by the Subscription Agreement to be performed by it on or prior to the Closing.

7.4	There shall not be in force and effect any (x) law or (y) governmental order by any governmental authority of competent jurisdiction, in either case, enjoining, prohibiting, or making illegal the consummation of the Offering.

7.5	The Custody Trust shall have delivered an executed Side Letter to Investor.

7.6	The Custody Trust shall have delivered an executed Fund Subscription Agreement to Investor.

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8.	COVENANTS OF THE COMPANY.

8.1	With a view to making available to the Investor the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees, until the Registrable Securities are registered for resale under the Securities Act, to:

(i)	make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)	file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(iii)	furnish to the Investor so long as it owns Preferred Stock, promptly upon request, (A) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

8.2	The legend described in Section 2.4 shall be removed and the Company shall issue a certificate without such legend to the holder of the Transaction Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if the Preferred Stock have been converted to Registrable Securities, and (i) such Preferred Stock are registered for resale under the Securities Act and the holder has delivered a letter to the Company representing that it has complied with all covenants contained herein concerning the transfer of the Registrable Securities, or (ii) the Registrable Securities can be sold, assigned or transferred pursuant to Rule 144 (but with no volume or other restrictions or limitations, including as to manner or timing of sale) or otherwise without registration under the applicable requirements of the Securities Act; provided, in each case, that the Company may require (x) an opinion of counsel, in form and substance reasonably acceptable to the Company, that the legend is no longer required or that such sale, assignment or transfer of the Transaction Securities may be made in compliance with the Securities Act, and (y) that the holder provides the Company with an undertaking to effect any sales or other transfers in accordance with the Securities Act.

9.	NO HEDGING. The Investor hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, shall execute any short sales or engage in other hedging transactions of any kind with respect to the Transaction Securities during the period from the date of this Subscription Agreement through the Closing (or such earlier termination of this agreement in accordance with its terms). Nothing in this Section 9 shall prohibit such persons from engaging in hedging transactions with respect to other securities of the Company, so long as such person does not create any “put equivalent position,” as such term is defined in Rule 16a-1 under the Exchange Act, or short sale positions, with respect to the Transaction Securities. Notwithstanding the foregoing, (i) nothing herein shall prohibit any entities under common management with the Investor that have no knowledge of this Subscription Agreement or of the Investor’s participation in the transactions contemplated hereby (including the Investor’s controlled affiliates and/or affiliates) from entering into any short sales; (ii) in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, this Section 9 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Transaction Securities covered by this Subscription Agreement.

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10.	INDEMNIFICATION. The Investor hereby acknowledges that it understands the meaning and legal consequences of the representations, warranties, agreements, certifications and covenants made by it in this Subscription Agreement, and the Investor hereby agrees, to the fullest extent permitted by applicable law, to indemnify and hold harmless each of the Offering Parties and each of their respective directors, members, managers, partners, employees, stockholders, officers, agents or affiliates (each, an “Indemnified Party” and collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages, liabilities, whether joint or several, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts (“Losses”) of any nature whatsoever, known or unknown, liquidated or unliquidated, joint or several, to which the Indemnified Parties may become subject, insofar as such Losses arise out of or are based in any way upon: (a) any false representation, warranty or certification made by the Investor, or a breach or failure by the Investor to comply with any covenant, certification or agreement made by the Investor, in this Subscription Agreement or in any other document furnished by the Investor to any of the Offering Parties in connection with the subscription for Preferred Stock and any other transaction contemplated in this Subscription Agreement and (b) any action for securities law violations instituted by the Investor or its affiliates or Beneficial Holder that is finally resolved (in a court of original jurisdiction) against the Investor or its affiliates or Beneficial Holder. The indemnity obligations of the Investor pursuant to this Section 10 shall be in addition to, and shall not limit, any other liability the Investor may otherwise have. Notwithstanding the foregoing, nothing contained in this Subscription Agreement shall relieve (nor is intended to relieve) an Indemnified Party of any liability to the extent (and only to the extent) such liability may not be waived, modified or limited under applicable law (including liability under certain U.S. securities laws which, under certain circumstances, may impose liability even on persons acting in good faith).

11.	LEGAL REPRESENTATION. The Investor acknowledges and agrees that Haynes and Boone, LLP acts as counsel to the Offering Parties with respect to the offering of Preferred Stock. The Investor also understands that, in connection with the Offering and subsequent advice to the Company, Haynes and Boone, LLP will not represent the Investor or any other Stockholder, and no independent counsel has been or will be retained by the Company to represent the interests of the Investor, any Stockholder or the Stockholders. The Investor understands and agrees that he/she/it has had an opportunity to seek his/her/its own counsel in his/her/its review of this Subscription Agreement and the documents executed in connection herewith.

12.	BINDING EFFECT. The Investor hereby acknowledges and agrees that the Subscription Agreement shall survive the death, disability, acquisition or dissolution of the Investor and shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If an individual Investor is more than one person, the obligations of the Investor under the Subscription Agreement shall be joint and several and the agreements, representations, warranties and acknowledgments therein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

13.	EXPENSES. Subject to Section 17 below, each of the Parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such Party) in connection with the Subscription Agreement and the transactions contemplated thereby, whether or not the transactions contemplated thereby are consummated.

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14.	SEVERABILITY. Each provision of the Subscription Agreement shall be considered separable and, if for any reason any provision or provisions thereof are determined to be invalid or contrary to applicable Law, such invalid or contrary provision shall be replaced with a valid provision that as closely as possible reflects the Parties’ intent with respect thereto, and invalidity or illegality shall not impair the operation of or affect the remaining portions of the Subscription Agreement.

15.	GOVERNING LAW; JURISDICTION. This Subscription Agreement shall be governed and construed in accordance with the internal laws of the State of Nevada, without regard to conflicts of law principles that would dictate otherwise. Except as otherwise determined by the Company, the Investor hereby irrevocably agrees that any suit, action or proceeding with respect to this Subscription Agreement or the Company, or any and all transactions relating thereto, must be brought exclusively in the federal courts located in Dallas County, Texas, or if the federal courts do not have jurisdiction, the First Business Court Division of the State of Texas (“Texas Business Court”) if the matter meets the jurisdictional requirements of the Texas Business Court (including any claim that would be within the court’s supplemental jurisdiction, which the Investor hereby agrees shall be brought in the same action, and further agrees to seek any required consents from the court to join all such supplemental claims), or if the matter does not meet the jurisdictional requirements of the Texas Business Court, in a Texas state district court in Dallas County, Texas. The Investor irrevocably submits to the exclusive jurisdiction of such courts with respect to any such suit, action or proceeding and agrees and consents that service of process as provided by Texas law may be made upon the Investor in any such suit, action or proceeding brought in any of said courts and may not claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Investor further irrevocably consents to the service of process out of any of the aforesaid courts, in any such suit, action or proceeding, by the mailing of copies of such documents, by certified or registered mail, return receipt requested, addressed to the Investor at the current address of the Investor then appearing on the records of the Company.

16.	WAIVER OF JURY TRIAL. EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND ANY AND ALL TRANSACTIONS RELATING THERETO. THIS WAIVER APPLIES TO ANY LEGAL ACTION OR PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE INVESTOR ACKNOWLEDGES THAT IT HAS RECEIVED THE ADVICE OF COMPETENT COUNSEL.

17.	REMEDIES. The Parties acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Subscription Agreement in accordance with the terms and conditions of this Subscription Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Subscription Agreement in any court of the United States or any State thereof having jurisdiction. Notwithstanding anything in this Subscription Agreement to the contrary, the prevailing party (or substantially prevailing party) in any arbitration, suit, or action brought against the other party to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive its reasonable costs, expenses, and attorneys’ fees of bringing such arbitration, suit, or action.

18.	Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

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VERIFICATION OF MANAGING DEALER

I have reviewed the financial documentation provided and the investment objectives of the investor named above and reasonably believe that an exchange of the securities as described in the Subscription Agreement is a suitable investment for this investor and that the investor, either individually or together with his, her, or its investment managers or agents, if any, understands the terms of and is able to evaluate the merits of this offering.

By signing below, I acknowledge:

(a)	I have reviewed the Subscription Agreement, and any attachments thereto, and the Form 10-K, Form 10-Qs, and Form 8-Ks.

(b)	The investor’s suitability and accreditation status are reflected in Annex A - Investor Information.

(c)	The investor has acknowledged receipt of all relevant disclosure documents.

(d)	All documents required for this transaction have been or will be duly submitted.

REGISTERED REPRESENTATIVE:

Signature

Name

Date

Email Address of Registered Representative

OSJ PRINCIPAL:

/s/ Henry Talbot
Signature

Henry Talbot
Name

July 8, 2026
Date

[***]
Email Address of OSJ Representative

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EXHIBIT B Preferred Liquidity Provider Program Agreement

[*****]

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